UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2008

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021
(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134
(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

At December 31, 2007, the report of Ernst & Young, our Independent Registered Public Accounting Firm, accompanying our audited financial statements included a “going concern” paragraph. Due to the “going concern” paragraph, we were not able to comply with the requirement to submit annual consolidated financial statements accompanied by a report and opinion that was not subject to a “going concern”, like qualification or exception under our Senior Secured Revolving Credit Agreement dated as of June 13, 2006, as amended (Revolving Credit Facility), Senior Term Loan Agreement dated as of December 23, 2005, as amended (Term Loan) and Third Consolidated Amended and Restated Revolving Construction Loan Agreement dated as of September 22, 2005, as amended (Tower Loan). The Company requested and obtained, on March 17, 2008, a waiver of this requirement from the Revolving Credit Facility, Term Loan and Tower Loan lenders. In addition to the waivers, the Tower Loan was amended on March 17, 2008 to provide for consistencies with the governing provisions of, as well as cross collateralization on a subordinate basis with, the Term Loan and Revolving Credit Facility. The amendment also limits the Tower Loan to one further advance, which is to be funded on March 31, 2008.

The above description of the waivers to the Revolving Credit Facility, Term Loan and Tower Loan (and amendment) is not complete and is qualified in its entirety by the complete text of the Senior Secured Revolving Credit Agreement Limited Waiver dated March 17, 2008, Senior Term Loan Agreement Limited Waiver dated March 17, 2008, and Second Amendment to Third Consolidated, Amended and Restated Revolving Credit Construction Loan Agreement and Waiver dated March 17, 2008; which are attached to this report as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2008, WCI Communities, Inc. (the “Company”) issued a press release setting forth the Company’s fourth quarter and fiscal year 2007 financial results. The Company also hosted a conference call and webcast on March 17, 2008 during which the Company made a presentation in connection with its fourth quarter and fiscal year 2007 financial results. A copy of the press release is attached hereto as Exhibits 99.1 and is also available on the Company’s website at www.wcicommunities.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Senior Secured Revolving Credit Agreement Limited Waiver dated March 17, 2008

10.2	Senior Term Loan Agreement Limited Waiver dated March 17, 2008

10.3	Second Amendment to Third Consolidated, Amended and Restated Revolving Credit Construction Loan Agreement and Waiver dated March 17, 2008

99.1	Press release, dated March 17, 2008, issued by WCI Communities, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

By:	/s/ James D. Cullen
	Name:	James D. Cullen
	Title:	Vice President

Date: March 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Senior Secured Revolving Credit Agreement Limited Waiver dated March 17, 2008

10.2	Senior Term Loan Agreement Limited Waiver dated March 17, 2008

10.3	Second Amendment to Third Consolidated, Amended and Restated Revolving Credit Construction Loan Agreement and Waiver dated March 17, 2008

99.1	Press release, dated March 17, 2008, issued by WCI Communities, Inc.